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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 16, 2005
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                   North American Galvanizing & Coatings, Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                        1-3920                    71-0268502
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 (State or other                  (Commission                (IRS Employer
   jurisdiction                   File Number)            Identification Number)
of incorporation)


                              2250 East 73rd Street
                           Tulsa, Oklahoma 74136-6832
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (918) 494-0964
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)






     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
ITEM 1.01 -  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     At North American Galvanizing & Coatings, Inc.'s (the "Company") 2004 Annual Meeting of Stockholders, the stockholders of the Company approved the Company's 2004 Incentive Stock Plan (the "Plan") and the Director Stock Unit Program (the "Program"). The Plan and the Program are attached hereto as Exhibits 10.1 and 10.2, respectively. The Plan and the Program are administered by a committee of the Board of Directors (the "Committee") comprised solely of non-management directors.

THE PLAN

     The Plan provides for the grant of stock options ("Options"), stock grants ("Stock Grants"), stock units ("Stock Units"), and stock appreciation rights ("SARs") to certain eligible employees and to outside directors. An eligible employee is any of the Company's employees or any employee of the Company's affiliates who has been designated by the Committee to receive a grant under the Plan. No eligible employee or outside director in any calendar year may be granted an Option to purchase more than 100,000 shares of the Company's Common Stock ("Common Stock") or an SAR based on the appreciation with respect to more than 100,000 shares of Common Stock or may be granted Stock Grants or Stock Units where the fair market value of shares of Common Stock subject to such grant exceeds $100,000 in shares of Common Stock. This $100,000 limitation does not apply to a Stock Unit Grant made pursuant to the Program, which is discussed below. If there is a change in control, then any conditions to the exercise of all outstanding Options and SARs and all issuance or forfeiture conditions on all outstanding Stock Grants and Stock Unit grants will be deemed satisfied.

     There are 1,250,000 shares of Common Stock available for issuance under the Plan, which includes 489,677 authorized but unissued shares under the North American Galvanizing & Coatings, Inc. 1996 Stock Option Plan which are not covered by outstanding options. In addition, shares that were subject to outstanding grants under this plan and the North American Galvanizing & Coatings, Inc. 1988 Stock Option Plan which are forfeited or lapse shall become available for issuance under the Plan. The number of such shares will depend upon which, if any, grants under such plans are forfeited or lapse and therefore is not known at this time. Any shares of Common Stock which remain unissued after the cancellation, expiration or exchange of an Option, SAR or Stock Grant or which are forfeited after issuance shall again be available for grants under the Plan.

     Any Options issued pursuant to the Plan will be represented by an option certificate and any SARs issued pursuant to the Plan will be represented by a SAR certificate, provided that should Options and SARs be issued together, then only an option certificate will be required. The form of option certificate is included in Exhibit 10.1.

THE PROGRAM

     Under the Program, each outside director is required to defer at least 50% of his or her director fees each calendar year, and each outside director is given the opportunity to defer 75% or 100% of his or her director fees for each calendar year. Amounts deferred under the Program will be converted into a Stock Unit Grant under the 2004 Incentive Stock Plan at the average of the closing prices for a share of the Company's Common Stock for the 10 trading days before the date the director fees for outside directors otherwise would have been payable in cash. To encourage deferral of fees by outside directors, matching units will be granted to each outside director based on the percentage of his or her director fees such outside director defers.

     Under the Program, for each inside director the Company automatically defers from such director's salary or other compensation a dollar amount equal to 50% of the director fees for outside directors. Each inside director may defer an amount equal to 50% or 75% of the director fees for outside directors from his or her compensation. Deferrals for inside directors shall be matched at the same rate as deferrals for outside directors. The deferrals for each inside director shall coincide with deferrals for outside directors and shall be converted into a Stock Unit Grant under the 2004 Incentive Stock Plan at the same time and in accordance with the same procedures followed for outside directors.

     All deferrals made in any calendar year automatically will be deferred for five calendar years following the calendar year for which the deferral is made. If a director makes an election at least one full year before the end of such a five-year deferral period, his or her deferrals under the Program shall be deferred for an additional five years. Importantly, however, all deferrals under the Program will be paid as of the later of the date a director's service as a director ends or the date his or her employment with us ends.

     When deferrals become payable under the Program, payment shall be made, subject to applicable withholdings, in a lump sum in cash or, at the Committee's discretion, in whole shares of Common Stock (and cash in lieu of a fractional share) based on the average of the closing prices for a share of Common Stock for the 10 trading days before the date as of which payment is made. Any payment in shares of Common Stock will be made subject to the limits in our 2004 Incentive Stock Plan.

GRANTS

     On September 21, 2004, the Committee granted options under the Plan to acquire 5,000 shares of Common Stock to each of John H. Sununu, Joseph J. Morrow, Patrick J. Lynch, Gilbert L. Kleman, II and Linwood J. Bundy, the Company's non-management directors. The exercise price for each of these grants is $1.98 per share and the options vest March 21, 2005.

     On February 16, 2005, the Committee granted options under the Plan to acquire 50,000 shares of Common Stock to Ronald J. Evans, the Company's President and Chief Executive Officer. The exercise price for this grant is $2.50 per share and the options vest ratably over a four year period.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits
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                 10.1     2004 Incentive Stock Plan

                 10.2     Form of Stock Option Agreement

                 10.3     Schedule A to Stock Option Agreement

                 10.4     Director Stock Unit Program

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     NORTH AMERICAN GALVANIZING & COATINGS, INC.



Date:  March 18, 2005                By: /s/ Paul R. Chastain
                                         -------------------------------------
                                     Name:   Paul R. Chastain
                                     Title:  Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX
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     10.1     2004 Incentive Stock Plan

     10.2     Form of Stock Option Agreement

     10.3     Schedule A to Stock Option Agreement

     10.4     Director Stock Unit Program